IFRS 7 Disclosure	12 Months Ended
Oct. 31, 2023
IFRS 7 Disclosure [Abstract]
IFRS 7 Disclosure
The shaded areas of this MD&A represent a discussion on risk management policies and procedures relating to credit, market, and liquidity risks as required under IFRS 7,
Financial Instruments: Disclosures
, which permits these specific disclosures to be included in the MD&A. Therefore, the shaded areas which include Credit Risk, Market Risk, and Liquidity Risk, form an integral part of the audited Consolidated Financial Statements for the years ended October 31, 2023 and 2022.
The Basel Framework
The objective of the Basel Framework is to improve the consistency of capital requirements internationally and establish minimum regulatory capital standards which adequately capture
risks. The Basel Framework sets
different

risk-sensitive approaches for calculating credit, market, and operational RWA.
Credit Risk
Credit risk is the risk of loss if a borrower or counterparty in a transaction fails to meet its agreed payment obligations.
Credit risk is one of the most significant and pervasive risks in banking. Every loan, extension of credit, or transaction that involves the transfer of payments between the Bank and other parties or financial institutions exposes the Bank to some degree of credit risk.
The Bank’s primary objective is to be methodical in its credit risk assessment so that the Bank can understand, select, and manage its exposures to reduce significant fluctuations in earnings.
The Bank’s strategy is to include central oversight of credit risk in each business, and reinforce a culture of transparency, accountability, independence, and balance.
WHO MANAGES CREDIT RISK
The responsibility for credit risk management is enterprise-wide. To reinforce ownership of credit risk, credit risk control functions are integrated into each business, but also report to Risk Management.
Each business segment’s credit risk control unit is responsible for its credit decisions and must comply with established policies, exposure guidelines, credit approval limits, and policy/limit exception procedures. It must also adhere to established enterprise-wide standards of credit assessment and obtain Risk Management’s approval for credit decisions beyond its discretionary authority.
Risk Management is accountable for oversight of credit risk by developing policies that govern and control portfolio risks, and approval of product-specific policies, as required.
The Risk Committee oversees the management of credit risk and annually approves certain significant credit risk policies.
HOW TD MANAGES CREDIT RISK
The Bank’s Credit Risk Management Framework outlines the internal risk and control structure to manage credit risk and includes risk appetite, policies, processes, limits and governance. The Credit Risk Management Framework is maintained by Risk Management and supports alignment with the Bank’s risk appetite for credit risk.
Credit risk policies and credit decision-making strategies, as well as the discretionary limits of officers throughout the Bank for extending lines of credit are centrally approved by Risk Management, and the Board where applicable.
Limits are established to monitor and control country, industry, product, geographic, and group exposure risks in the portfolios in accordance with enterprise-wide policies.
In the Bank’s Retail businesses, the Bank uses established underwriting guidelines (which include collateral and loan-to-value
requirements) along with approved scoring techniques and standards in extending, monitoring, and reporting personal credit. Credit scores and decision strategies are used in the origination and ongoing management of new and existing retail credit exposures. Scoring models and decision strategies utilize a combination of borrower attributes, including, but not limited to, income, employment status, existing loan exposure and performance, and size of total bank relationship, as well as external data such as credit bureau information, to determine the amount of credit the Bank is prepared to extend to retail customers and to estimate future credit performance. Established policies and procedures are in place to govern the use, and monitor and assess the performance of scoring models and decision strategies to align with expected performance results. Retail credit exposures approved within the credit centres are subject to ongoing Retail Risk Management review to assess the effectiveness of credit decisions and risk controls, as well as to identify emerging or systemic issues and trends. Material policy exceptions are tracked and reported and larger dollar exposures and material exceptions to policy are escalated to Retail Risk Management.
The Bank’s Commercial Banking and Wholesale Banking businesses use credit risk models and policies to establish borrower and facility risk ratings (BRR and FRR), quantify and monitor the level of risk, and to aid in the Bank’s effective management of risk. Risk ratings are also used to determine the amount of credit exposure the Bank is willing to extend to a particular borrower. Management processes are used to monitor country, industry, and borrower or counterparty risk ratings, which include daily, monthly, quarterly, and annual review requirements for credit exposures. The key parameters used in the Bank’s credit risk models are monitored on an ongoing basis.
Unanticipated economic or political changes in a foreign country could affect cross-border payments for goods and services, loans, dividends, and trade-related
finance, as well as repatriation of the Bank’s capital in that country. The Bank currently has credit exposure in a number of countries, with the majority of the exposure in North America. The Bank measures country risk using approved risk rating models and qualitative factors that are also used to establish country exposure limits covering all aspects of credit exposure across all businesses. Country risk ratings are managed on an ongoing basis and are subject to a detailed review at least annually.
As part of the Bank’s credit risk strategy, the Bank sets limits on the amount of credit it is prepared to extend to specific industry sectors. The Bank monitors its concentration to any given industry to provide for a diversified loan portfolio and to reduce the risk of undue concentration. The Bank manages this risk using limits based on an internal risk rating score that combines TD’s industry risk rating model and industry analysis, and reviews industry risk ratings to assess whether internal ratings properly reflect the risk of the industry. The Bank assigns a maximum exposure limit or a concentration limit to each major industry segment which is a percentage of its total wholesale and commercial private sector exposure.
The Bank may also set limits on the amount of credit it is prepared to extend to a particular entity or group of entities, also referred to as “entity risk”. All entity risk is approved by the appropriate decision-making authority using limits based on the entity’s BRR. This exposure is monitored on a regular basis.
To determine the potential loss that could be incurred under a range of adverse scenarios, the Bank subjects its credit portfolios to stress tests. Stress tests assess vulnerability of the portfolios to the effects of severe but plausible situations, such as an economic downturn or a material market disruption.
Credit Risk and the Basel Framework
The Bank uses the Basel IRB to calculate credit risk RWA for all material portfolios. Based on exposure class, in accordance with the OSFI CAR guidelines, either a foundation approach (Foundation Internal Ratings-Based (FIRB)) or advanced approach (Advanced Internal Ratings-Based (AIRB)) is applied.
The following risk parameters are used in credit risk RWA calculations and may be subject to prescribed floors in some cases:
•	Probability of default (PD) – the likelihood that the borrower will not be able to meet its scheduled repayments within a one-year time horizon.
•	Loss given default (LGD) – the amount of loss the Bank would likely incur when a borrower defaults on a loan, which is expressed as a percentage of exposure at default (EAD).
•	EAD – the total amount of the Bank’s exposure at the time of default, including certain off-balance sheet items.
The FIRB approach primarily uses internally derived PD, while other components such as LGD and EAD are prescribed. The AIRB approach uses internally derived PD, LGD, and EAD.
To continue to qualify to use the IRB approaches for credit risk, the Bank must meet the ongoing conditions and requirements established by OSFI and the Basel Framework. The Bank regularly assesses its compliance with these requirements
Credit Risk Exposures Subject to the IRB Approaches
Banks that adopt the IRB approaches to credit risk must report credit risk exposures by counterparty type, each having different underlying risk characteristics. These counterparty types may differ from the presentation in the Bank’s 2023 Consolidated Financial Statements. The Bank’s credit risk exposures are divided into two main portfolios, retail and non-retail.
Retail Exposures
In the retail portfolio, including individuals and small businesses, the Bank manages exposures on a pooled basis, using predictive credit scoring techniques. There are three sub-types
of retail exposures: residential secured (for example, mortgages and HELOCs), qualifying revolving retail (for example, credit cards, unsecured lines of credit, and overdraft protection products), and other retail (for example, personal loans, including secured automobile loans, student lines of credit, and small business banking credit products).
The Bank calculates RWA for its retail exposures using the AIRB approach. All retail PD, LGD, and EAD parameter models are based on the internal default and loss performance history for each of the three retail exposure sub-types.
These parameters are also used in the calculation of regulatory capital, economic capital, and allowance for credit losses.
Account-level PD, LGD, and EAD models are built for each product portfolio and calibrated based on the observed account-level default and loss performance for the portfolio.
Consistent with the AIRB approach, the Bank defines default for exposures as delinquency of 90 days or more for the majority of retail credit portfolios. LGD estimates used in the RWA calculations reflect economic losses, such as, direct and indirect costs as well as any appropriate discount to account for time between default and ultimate recovery. EAD estimates reflect the historically observed utilization of credit limits at default. PD, LGD, and EAD models are calibrated using established statistical methods, such as logistic and linear regression techniques. Predictive attributes in the models may include account attributes, such as loan size, interest rate, and collateral, where applicable; an account’s previous history and current status; an account’s age on book; a customer’s credit bureau attributes; a customer’s other holdings with the Bank; and macroeconomic inputs, such as unemployment rate. For secured products such as residential mortgages, property characteristics, loan-to-value
ratios, and a customer’s equity in the property, play a significant role in PD as well as in LGD models.
All risk parameter estimates are updated on a quarterly basis based on the refreshed model inputs. Parameter estimation is fully automated based on approved formulas and is not subject to manual overrides.
Exposures are then assigned to
pre-defined
PD segments based on their estimated
long-run
average
one-year
PD.
The predictive power of the Bank’s retail credit models is assessed against the most recently available one-year
default and loss performance on a quarterly basis. All models are also subject to a comprehensive independent validation as outlined in the “Model Risk Management” section of this disclosure.
Long-run
PD estimates are generated by including key economic indicators, such as interest rates and unemployment rates, and using their long-run
average over the credit cycle to estimate PD.
LGD estimates are required to reflect a downturn scenario. Downturn LGD estimates are generated by using macroeconomic inputs, such as changes in housing prices and unemployment rates expected in an appropriately severe downturn scenario.
For unsecured products, downturn LGD estimates reflect the observed lower recoveries for exposures defaulted during the 2008 to 2009 recession. For products secured by residential real estate, such as mortgages and HELOCs, downturn LGD reflects the potential impact of a severe housing downturn. EAD estimates similarly reflect a downturn scenario.
The following table maps PD ranges to risk levels:

Risk Assessment	PD Segment	PD Range
Low Risk	1	0.00 to 0.15%
Normal Risk	2 3	0.16 to 0.41 0.42 to 1.10
Medium Risk	4 5	1.11 to 2.93 2.94 to 4.74
High Risk	6 7 8	4.75 to 7.59 7.60 to 18.24 18.25 to 99.99
Default	9	100.00
Non-Retail
Exposures
In the
non-retail
portfolio, the Bank manages exposures on an individual borrower basis, using industry and sector-specific credit risk models, and expert judgment. The Bank has categorized non-retail
credit risk exposures according to the following Basel counterparty types: corporate, including wholesale and commercial customers, sovereign, and bank. Under the IRB approaches, CMHC-insured mortgages are considered sovereign risk and are therefore classified as non-retail.
The Bank evaluates credit risk for
non-retail
exposures by using both a BRR and FRR. The Bank uses this system for all corporate, sovereign, and bank exposures. The Bank determines the risk ratings using industry and sector-specific credit risk models that are based on internal historical data. In Canada, for both the wholesale and commercial lending portfolios, credit risk models are calibrated based on internal data beginning in 1994. In the U.S., credit risk models are calibrated based on internal data beginning in 2007. All borrowers and facilities are assigned an internal risk rating that must be reviewed at least once each year. External data such as rating agency default rates or loss databases are used to benchmark the parameters.
Internal risk ratings (BRR and FRR) are key to portfolio monitoring and management, and are used to set exposure limits and loan pricing. Internal risk ratings are also used in the calculation of regulatory capital, economic capital, and allowance for credit losses.
Borrower Risk Rating and PD
Each borrower is assigned a BRR that reflects the PD of the borrower using proprietary models and expert judgment. In assessing borrower risk, the Bank reviews the borrower’s competitive position, financial performance, economic, and industry trends, management quality, and access to funds. Under the IRB approaches, borrowers are grouped into BRR grades where a PD is calibrated for each BRR grade. Use of projections for model implied risk ratings is not permitted and BRRs may not incorporate a projected reversal, stabilization of negative trends, or the acceleration of existing positive trends. Historic financial results can however be sensitized to account for events that have occurred, or are about to occur, such as additional debt incurred by a borrower since the date of the last set of financial statements. In conducting an assessment of the BRR, all relevant and material information must be taken into account and the information being used must be current. Quantitative rating models are used to rank the expected through-the-cycle
PD, and these models are segmented into categories based on industry and borrower size. The quantitative model output can be modified in some cases by expert judgment, as prescribed within the Bank’s credit policies.
To calibrate PDs for each BRR band, the Bank computes yearly transition matrices based on annual cohorts and then estimates the average annual PD for each BRR. The PD is set at the average estimation level plus an appropriate adjustment to cover statistical and model uncertainty. The calibration process for PD is a through-the-cycle
approach. TD’s
21-point
BRR scale broadly aligns to external ratings as follows:

Description	Rating Category	Standard & Poor’s	Moody’s Investor Services
Investment grade	0 to 1C	AAA to AA-	Aaa to Aa3
	2A to 2C	A+ to A-	A1 to A3
	3A to 3C	BBB+ to BBB-	Baa1 to Baa3
Non-investment grade	4A to 4C	BB+ to BB-	Ba1 to Ba3
	5A to 5C	B+ to B-	B1 to B3
Watch and classified	6 to 8	CCC+ to CC and below	Caa1 to Ca and below
Impaired/default	9A to 9B	Default	Default
Facility Risk Rating and LGD
The FRR maps to LGD, with different models used based on industry and obligor size, and takes into account facility-specific characteristics such as collateral, seniority ranking of debt, loan structure, and borrower enterprise value.
Average LGD and the statistical uncertainty of LGD are estimated for each FRR grade. In some FRR models, the scarcity of historical default events requires the model to output a rank-ordering which is then mapped through expert judgment to the quantitative LGD scale.
Under the FIRB approach, LGDs are prescribed whereas the AIRB approach stipulates the use of downturn LGD, where the downturn period, as determined by internal and/or external experience, suggests higher than average loss rates or lower than average recovery. To reflect this, calibrated LGDs take into account both the statistical estimation uncertainty and the higher than average LGDs experienced during downturn periods.
Exposure at Default
The Bank calculates
non-retail
EAD by first measuring the drawn amount of a facility and then adding a potential increased utilization at default from the undrawn portion, if any. Usage Given Default (UGD) is measured as the percentage of undrawn exposure that would be expected to be drawn by a borrower defaulting in the next year, in addition to the amount that already has been drawn by the borrower. In the absence of credit mitigation effects or other details, the EAD is set at the drawn amount plus (estimated UGD x undrawn) for AIRB exposure, or (prescribed UGD x undrawn) for FIRB exposures.
BRR and drawn ratio up to
one-year
prior to default are predictors for UGD under the AIRB approach. Consequently, the UGD estimates are calibrated by BRR and drawn ratio, the latter representing the ratio of the drawn to authorized amounts.
Historical UGD experience is studied for any downturn impacts, similar to the LGD downturn analysis. The Bank has not found downturn UGD to be significantly different from average UGD, therefore the UGDs under AIRB are set at the average calibrated level, by drawn ratio and/or BRR, plus an appropriate adjustment for statistical and model uncertainty.
UGDs under the FIRB approach are prescribed for relevant exposure classes.
Credit Risk Exposures Subject to the Standardized Approach (SA)
Currently the SA to credit risk is used for new portfolios, which are in the process of transitioning to IRB approaches, or exempted portfolios which are either immaterial or expected to wind down. The Bank primarily applies SA to certain segments within both the Retail and
Non-retail
portfolios. Under the SA, the exposure amounts are multiplied by risk weights prescribed by OSFI, based on the OSFI Capital Adequacy Requirements (CAR) guidelines, to determine RWA. These risk weights are assigned according to certain factors including counterparty type, product type, and the nature/extent of credit risk mitigation. The Bank uses external credit ratings, including Moody’s and S&P to determine the appropriate risk weight for its exposures to sovereigns and central banks, public sector entities (PSEs), banks (regulated DTIs and securities firms), and corporates. The Bank applies SA to certain retail portfolios, including Real Estate Secured Lending (RESL), where the assigned risk weight is primarily based on the exposure’s Loan-to-Value ratio and whether the exposure is categorized as income producing or general.
Lower risk weights apply where approved credit risk mitigants exist. For off-balance
sheet exposures, specified credit conversion factors are used to convert the notional amount of the exposure into a credit equivalent amount.
Derivative Exposures
Credit risk on derivative financial instruments, also known as counterparty credit risk, is the risk of a financial loss occurring as a result of the failure of a counterparty to meet its obligation to the Bank. Derivative-related credit risks are subject to the same credit approval standards that the Bank uses for assessing loans. These standards include evaluating the creditworthiness of counterparties, measuring and monitoring exposures, including wrong-way
risk exposures, and managing the size, diversification, and maturity structure of the portfolios.
The Bank uses various qualitative and quantitative methods to measure and manage counterparty credit risk. These include statistical methods to measure the current and future potential risk, as well as ongoing stress testing to identify and quantify exposure under a range of adverse scenarios. The Bank establishes various limits to manage business volumes and concentrations. Risk Management independently measures and monitors counterparty credit risk relative to established credit policies and limits. As part of the credit risk monitoring process, management periodically reviews all exposures, including exposures resulting from derivative financial instruments to higher risk counterparties, and to assess the valuation of underlying financial instruments and the impact evolving market conditions may have on the Bank.
To reduce credit risk exposure, the Bank employs mitigation strategies that include master netting agreements, collateral pledging, central clearing houses and other credit risk mitigation techniques. Master netting agreements allow the Bank to offset and arrive at a net obligation amount, whereas collateral agreements allow the Bank to secure the Bank’s exposure. By taking the opposite position to each trade, central clearing houses also reduce bilateral credit risk.
There are two types of
wrong-way
risk exposures, namely general and specific. General
wrong-way
risk arises when the PD of the counterparties moves in the same direction as a given market risk factor. Specific wrong-way
risk arises when the exposure to a particular counterparty moves in the same direction as the PD of the counterparty due to the nature of the transactions entered into with that counterparty. These exposures require specific approval within the credit approval process. The Bank measures and manages specific wrong-way
risk exposures in the same manner as direct loan obligations and controls them by way of approved credit facility limits.
The Bank uses the standardized approach for counterparty credit risk to calculate the EAD amount, which is defined by OSFI as a multiple of the summation of replacement cost and potential future exposure, to estimate the risk and determine regulatory capital requirements for derivative exposures.
Validation of the Credit Risk Rating System
Credit risk rating systems and methodologies are independently validated on a regular basis to verify that they remain accurate predictors of risk. The validation process includes the following considerations:
•	Risk parameter estimates – PDs, LGDs, and EADs are reviewed and updated against actual loss experience to verify that estimates continue to be reasonable predictors of potential loss.
•	Model performance – Estimates continue to be discriminatory, stable, and predictive.
•	Data quality – Data used in the risk rating system is accurate, appropriate, and sufficient.
•	Assumptions – Key assumptions underlying the development of the model remain valid for the current portfolio and environment.
Risk Management verifies that the credit risk rating system complies with the Bank’s Model Risk Policy. At least annually, the Risk Committee is informed of the performance of the credit risk rating system. The Risk Committee must approve any material changes to the Bank’s credit risk rating system.

Credit Risk Mitigation
The techniques the Bank uses to reduce or mitigate credit risk include written policies and procedures to value and manage financial and non-financial
security (collateral) and to review and negotiate netting agreements. The amount and type of collateral, and other credit risk mitigation techniques required, are based on the Bank’s own assessment of the borrower’s or counterparty’s credit quality and capacity to pay.
In the Retail and Commercial banking businesses, security for loans is primarily non-financial
and includes residential real estate, real estate under development, commercial real estate, automobiles, and other business assets, such as accounts receivable, inventory, and fixed assets. In the Wholesale Banking business, a large portion of loans are to investment grade borrowers where no security is pledged.
Non-investment
grade borrowers typically pledge business assets in the same manner as commercial borrowers. Common standards across the Bank are used to value collateral, determine frequency of recalculation, and to document, register, perfect, and monitor collateral.
The Bank also uses collateral, master netting agreements and central clearing houses to mitigate derivative counterparty exposure. Security for derivative exposures is primarily financial and includes cash and negotiable securities issued by highly rated governments and investment grade issuers. This approach includes pre-defined
discounts and procedures for the receipt, safekeeping, and release of pledged securities.
In all but exceptional situations, the Bank secures collateral by taking possession and controlling it in a jurisdiction where it can legally enforce its collateral rights. In exceptional situations and when demanded by the Bank’s counterparty, the Bank holds or pledges collateral with an acceptable third-party custodian. The Bank documents all such third-party
arrangements with industry standard agreements.
Occasionally, the Bank may take guarantees to reduce the risk in credit exposures. For credit risk exposures subject to the IRB approaches, the Bank only recognizes irrevocable guarantees for Commercial Banking and Wholesale Banking credit exposures that are provided by entities with a better risk rating than that of the borrower or counterparty to the transaction.
The Bank makes use of credit derivatives to mitigate credit risk. The credit, legal, and other risks associated with these transactions are controlled through well-established procedures. The Bank’s policy is to enter into these transactions with investment grade financial institutions and transact on a collateralized basis. Credit risk to these counterparties is managed through the same approval, limit, and monitoring processes the Bank uses for all counterparties for which it has credit exposure.
The Bank uses appraisals as well as valuations via automated valuation models (AVMs) to support property values when adjudicating loans collateralized by residential property. AVMs are computer-based tools used to estimate or validate the market value of residential property and uses market comparables and price trends for local market areas. The primary risk associated with the use of these tools is that the value of an individual property may vary significantly from the average for the market area. The Bank has specific risk management guidelines addressing the circumstances when they may be used, and processes to periodically validate AVMs including obtaining third-party appraisals.

Other Credit Risk Exposures
Non-trading
Equity Exposures
The Bank applies the standardized approach to calculate RWA on non-trading
equity exposures. Under the standardized approach, a 250% risk weight is applied to equity holdings with the exception of speculative unlisted equities that receive a 400% risk weight. Equity exposures to sovereigns and holdings made under legislated programs continue to follow the appropriate OSFI prescribed risk weights of 0%, 20% or 100%.
Securitization Exposures
Effective November 1, 2018, the Bank applies risk weights to all securitization exposures under the revised securitization framework published by OSFI. The revised securitization framework includes a hierarchy of approaches to determine capital treatment, and transactions that meet the simple, transparent, and comparable requirements that are eligible for preferential capital treatment.
The Bank uses Internal Ratings-Based Approach
(SEC-IRBA)
for qualified exposures. Under
SEC-IRBA,
risk weights are determined using a loss coverage model that quantifies and monitors the level of risk. The
SEC-IRBA
also considers credit enhancements available for loss protection.
For externally rated exposures that do not qualify for
SEC-IRBA,
the Bank uses an External Ratings-Based Approach
(SEC-ERBA).
Risk weights are assigned to exposures using external ratings by external rating agencies, including Moody’s and S&P. The
SEC-ERBA
also takes into account additional factors, including the type of the rating (long-term or short-term), maturity, and the seniority of the position.
For exposures that do not qualify for
SEC-IRBA
or
SEC-ERBA,
and are held by an ABCP issuing conduit, the Bank uses the Internal Assessment Approach (IAA).
Under the IAA, the Bank considers all relevant risk factors in assessing the credit quality of these exposures, including those published by the Moody’s and S&P rating agencies. The Bank also uses loss coverage models and policies to quantify and monitor the level of risk, and facilitate its management. The Bank’s IAA process includes an assessment of the extent by which the enhancement available for loss protection provides coverage of expected losses. The levels of stressed coverage the Bank requires for each internal risk rating are consistent with the rating agencies’ published stressed factor requirements for their equivalent external ratings by asset class. Under the IAA, exposures are multiplied by OSFI prescribed risk weights to calculate RWA for capital purposes.
For exposures that do not qualify for
SEC-IRBA,
SEC-ERBA
or the IAA, the Bank uses the SA
(SEC-SA).
Under
SEC-SA,
the primary factors that determine the risk weights include the asset class of the underlying loans, the seniority of the position, the level of credit enhancements, and historical delinquency rates.
Irrespective of the approach being used to determine the risk weights, all exposures are assigned an internal risk rating based on the Bank’s assessment, which must be reviewed at least annually. The ratings scale TD uses corresponds to the long-term ratings scales used by the rating agencies.
The Bank’s internal rating process is subject to all of the key elements and principles of the Bank’s risk governance structure, and is managed in the same way as outlined in this “Credit Risk” section.
The Bank uses the results of the internal rating in all aspects of its credit risk management, including performance tracking, control mechanisms, and management reporting.
Market Risk
Trading Market Risk is the risk of loss from financial instruments held in trading portfolios due to adverse movements in market factors. These market factors include interest rates, foreign exchange rates, equity prices, commodity prices, credit spreads, and their respective volatilities.
Non-Trading
Market Risk is the risk of loss on the balance sheet or volatility in earnings from non-trading
activities such as asset-liability management or investments, due to adverse movements in market factors. These market factors are predominantly interest rates, credit spreads, foreign exchange rates and equity prices.
The Bank is exposed to market risk in its trading and investment portfolios, as well as through its non-trading
activities. The Bank is an active participant in the market through its trading and investment portfolios, seeking to realize returns for the Bank through careful management of its positions and inventories. In the Bank’s non-trading
activities, it is exposed to market risk through the everyday banking transactions that the Bank executes with its customers.
The Bank complied with the Basel III market risk requirements as at October 31, 2023, using the Internal Models Approach. Starting fiscal 2024, the Bank plans to comply with the revised Basel III market risk requirements using the Standardized Approach.
MARKET RISK IN TRADING ACTIVITIES
The overall objective of the Bank’s trading businesses is to provide wholesale banking services, including facilitation and liquidity, to clients of the Bank. The Bank must take on risk in order to provide effective service in markets where its clients trade. In particular, the Bank needs to hold inventory, act as principal to facilitate client transactions, and underwrite new issues. The Bank also trades in order to have in-depth
knowledge of market conditions to provide the most efficient and effective pricing and service to clients, while balancing the risks inherent in its dealing activities.
WHO MANAGES MARKET RISK IN TRADING ACTIVITIES
Primary responsibility for managing market risk in trading activities lies with Wholesale Banking, with oversight from Market Risk Control within Risk Management. The Market Risk Control Committee meets regularly to review the market risk profile and trading results of the Bank’s trading businesses. The committee is chaired by the Vice President, Head of Market Risk, and includes Wholesale Banking senior management.
There were no significant reclassifications between trading and non-trading
books during the year ended October 31, 2023.
HOW TD MANAGES MARKET RISK IN TRADING ACTIVITIES
Market risk plays a key part in the assessment of trading business strategies. The process for the Bank to launch new trading initiatives, or expand existing ones, involves an assessment of risk with respect to the Bank’s risk appetite and business expertise and an assessment of the appropriate infrastructure required to monitor, control, and manage the risk. The Trading Market Risk Framework outlines the management of trading market risk and incorporates risk appetite, risk governance structures, risk identification, risk measurement, and risk control. The Trading Market Risk Framework is maintained by Risk Management and supports alignment with the Bank’s risk appetite for trading market risk.
Trading Limits
The Bank sets trading limits that are consistent with the approved business strategy for each business and its tolerance for the associated market risk, aligned to its market risk appetite. In setting limits, the Bank takes into account market volatility, market liquidity, organizational experience, and business strategy. Limits are prescribed at the Wholesale Banking level in aggregate, as well as at more granular levels.
The core market risk limits are based on the key risk drivers in the business and includes notional, credit spread, yield curve shift, price, and volatility limits.
Another primary measure of trading limits is VaR, which the Bank uses to monitor and control overall risk levels and to calculate the regulatory capital required for market risk in trading activities. VaR measures the adverse impact that potential changes in market rates and prices could have on the value of a portfolio over a specified period of time.
At the end of each day, risk positions are compared with risk limits, and any excesses are reported in accordance with established market risk policies and procedures.
Calculating VaR
The Bank computes total VaR on a daily basis by combining the General Market Risk (GMR) and Idiosyncratic Debt Specific Risk (IDSR) associated with the Bank’s trading positions.
GMR is determined by creating a distribution of potential changes to the market value of the current portfolio using historical simulation. The Bank values the current portfolio using the market price and rate changes of the most recent 259 trading days for equity, interest rate, foreign exchange, credit, and commodity products. GMR is computed as the threshold level that portfolio losses are not expected to exceed more than one out of every 100 trading days. A one-day
holding period is used for GMR calculation.
IDSR measures idiosyncratic (single-name) credit spread risk for credit exposures in the trading portfolio using Monte Carlo simulation. The IDSR model is based on the historical behaviour of five-year idiosyncratic credit spreads. Similar to GMR, IDSR is computed as the threshold level that portfolio losses are not expected to exceed more than one out of every 100 trading days. IDSR is measured for a ten-day
holding period.
The following graph discloses daily
one-day
VaR usage and trading net revenue, reported on a TEB, within Wholesale Banking. Trading net revenue includes trading income and net interest income related to positions within the Bank’s market risk capital trading books. For the year ending October 31, 2023, there were 18 days of trading losses and trading net revenue was positive for 93% of the trading days, reflecting normal trading activity. Losses in the year did not exceed VaR on any trading day.

VaR is a valuable risk measure but it should be used in the context of its limitations, for example:
•	VaR uses historical data to estimate future events, which limits its forecasting abilities;
•	it does not provide information on losses beyond the selected confidence level; and
•	it assumes that all positions can be liquidated during the holding period used for VaR calculation.
The Bank continuously improves its VaR methodologies and incorporates new risk measures in line with market conventions, industry practices, and regulatory requirements. In 2023, the Bank implemented infrastructure enhancements to adapt to the market wide Benchmark Rate Reforms.
To mitigate some of the shortcomings of VaR, the Bank uses additional metrics designed for risk management and capital purposes. These include Stressed VaR, Incremental Risk Charge (IRC), Stress Testing, and sensitivities to various market risk factors.
Calculating Stressed VaR (SVaR)
In addition to VaR, the Bank also calculates Stressed VaR, which includes Stressed GMR and Stressed IDSR. Stressed VaR is designed to measure the adverse impact that potential changes in market rates and prices could have on the value of a portfolio over a specified period of stressed market conditions. Stressed VaR is determined using similar techniques and assumptions as GMR and IDSR VaR. However, instead of using the most recent 259 trading days (one year), the Bank uses a selected year of stressed market conditions. In the fourth quarter of fiscal 2023, Stressed VaR was calculated using the one-year
period that includes the 2008 financial crisis. The appropriate historical one-year
period to use for Stressed VaR is determined on a regular basis.
Calculating the Incremental Risk Charge
The IRC is applied to all instruments in the trading book subject to migration and default risk. Migration risk represents the risk of changes in the credit ratings of the Bank’s exposures. The Bank applies a Monte Carlo simulation with a one-year
horizon and a 99.9% confidence level to determine IRC, which is consistent with regulatory requirements. IRC is based on a “constant level of risk” assumption, which requires banks to assign a liquidity horizon to positions that are subject to IRC.
The following table presents the end of year, average, high, and low usage of TD’s portfolio metrics.

TABLE 44:  PORTFOLIO MARKET RISK MEASURES

(millions of Canadian dollars)	2023					2022
	As at	Average	High		Low	As at	Average	High	Low
Interest rate risk	$21.1	$24.9	$44.2		$12.2	$15.3	$21.2	$41.1	$9.8
Credit spread risk	31.5	31.6	41.9		22.5	35.6	23.0	41.0	8.0
Equity risk	6.0	9.4	15.8		5.7	10.6	12.8	24.3	7.8
Foreign exchange risk	2.1	3.5	9.7		1.0	4.8	2.4	7.5	0.6
Commodity risk	2.9	4.8	11.7		2.3	12.1	5.8	13.4	2.9
Idiosyncratic debt specific risk	28.4	33.2	57.2		20.3	60.0	36.8	60.9	17.8

Diversification effect 1	(57.4)	(62.6)	n/m	2	n/m	(69.4)	(56.8)	n/m	n/m
Total Value-at-Risk (one-day)	34.6	44.8	69.6		30.1	69.0	45.2	76.0	21.8
Stressed Value-at-Risk (one-day)	85.5	55.8	85.5		41.5	74.0	77.5	100.0	55.7
Incremental Risk Capital Charge (one-year)	162.0	151.4	195.8		121.7	176.4	260.3	418.8	149.4

1	The aggregate VaR is less than the sum of the VaR of the different risk types due to risk offsets resulting from portfolio diversification.
2	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.

Validation of VaR Model
The Bank uses a back-testing process to compare the actual and theoretical profit and losses to VaR to verify that they are consistent with the statistical results of the VaR model. The theoretical profit or loss is generated using the daily price movements on the assumption that there is no change in the composition of the portfolio. Validation of the IRC model must follow a different approach since the one-year
horizon and 99.9% confidence level preclude standard back-testing techniques. Instead, key parameters of the IRC model such as transition and correlation matrices are subject to independent validation by benchmarking against external study results or through analysis using internal or external data.
Stress Testing
The Bank’s trading business is subject to an overall global stress test limit. In addition, global businesses have stress test limits, and each broad risk class has an overall stress test threshold. Stress scenarios are designed to model extreme economic events, replicate worst-case historical experiences, or introduce severe, but plausible, hypothetical changes in key market risk factors. The stress testing program includes scenarios developed using actual historical market data during periods of market disruption, in addition to hypothetical scenarios developed by Risk Management. Stress test are produced and reviewed regularly The events the Bank has modelled include the 1987 equity market crash, the 1998 Russian debt default crisis, the aftermath of September 11, 2001, the 2007 ABCP crisis, the credit crisis of Fall 2008, the Brexit referendum of June 2016, and the
COVID-19
pandemic of 2020.
MARKET RISK IN OTHER WHOLESALE BANKING ACTIVITIES
The Bank is also exposed to market risk arising from its investment portfolio and other non-trading
portfolios. Risk Management reviews and approves policies and procedures, which are established to monitor, measure, and mitigate these risks.
Structural
(Non-Trading)
Market Risk
Structural
(Non-Trading)
Market Risk deals with managing the market risks of TD’s traditional banking activities. This generally reflects the market risks arising from personal and commercial banking products (loans and deposits) as well as related funding, investments and HQLA. It does not include exposures from TD’s Wholesale Banking or Insurance businesses. Structural market risks primarily include interest rate risk and foreign exchange risk.
WHO MANAGES STRUCTURAL
(NON-TRADING)
MARKET RISK
The TBSM group measures and manages the market risks of the Bank’s non-trading
banking activities outside of TD’s Wholesale Banking and Insurance businesses, with oversight from the ALCO. The Market Risk Control function provides independent oversight, governance, and control over these market risks. The Risk Committee reviews and approves key non-trading
market risk policies, and monitors the Bank’s positions and compliance with these policies through regular reporting and updates from senior management.
HOW TD MANAGES STRUCTURAL
(NON-TRADING)
MARKET RISK
Non-trading
interest rate risk is viewed as a
non-productive
risk as it has the potential to increase earnings volatility and generate losses without providing long run expected value. As a result, TBSM’s mandate is to structure the asset and liability positions of the balance sheet in order to achieve a target profile that controls the impact of changes in interest rates on the Bank’s net interest income and economic value to be consistent with the Bank’s risk appetite.
Managing Structural Interest Rate Risk
Interest rate risk is the impact that changes in interest rates could have on the Bank’s margins, earnings, and economic value. Interest rate risk management is designed to generate stable and predictable earnings over time. The Bank has adopted a disciplined hedging approach to manage the net interest income from its asset and liability positions. Key aspects of this approach are:
•
Evaluating and managing the impact of rising or falling interest rates on net interest income and economic value, and developing strategies to manage overall sensitivity to rates across varying interest rate scenarios;

•	Modelling the expected impact of customer behaviour on TD’s products (e.g., how actively customers exercise embedded options, such as prepaying a loan or redeeming a deposit before its maturity date);
•	Assigning target-modelled maturity profiles for non-maturity assets, liabilities, and equity;
•	Measuring the margins of TD’s banking products on a fully-hedged basis, including the impact of financial options that are granted to customers; and
•	Developing and implementing strategies to stabilize net interest income from all retail and commercial banking products.
The Bank is exposed to interest rate risk from “mismatched positions” when asset and liability principal and interest cash flows have different interest payment, repricing or maturity dates. The Bank measures this risk based on an assessment of: contractual cash flows, product embedded optionality, customer behaviour expectations and the modelled maturity profiles for non-maturity
products. To manage this risk, the Bank primarily uses financial derivatives, wholesale investments, funding instruments, and other capital market alternatives.
The Bank also measures its exposure to
non-maturity
liabilities, such as core deposits, by assessing interest rate elasticity and balance permanence using historical data and business judgment. Fluctuations of non-maturity
deposits can occur because of factors such as interest rate movements, equity market movements, and changes to customer liquidity preferences.
Banking product optionality, whether from freestanding options such as mortgage rate commitments or options embedded within loans and deposits, expose the Bank to a significant financial risk. To manage these exposures, the Bank purchases options or uses a dynamic hedging process designed to replicate the payoff of a purchased option.
•
Rate Commitments
: The Bank measures its exposure from freestanding mortgage rate commitment options using an expected funding profile based on historical experience. Customers’ propensity to fund, and their preference for fixed or floating rate mortgage products, is influenced by factors such as market mortgage rates, house prices, and seasonality.

•
Asset Prepayment and other Embedded Options
: The Bank models its exposure to written options embedded in some of its products, based on analyses of customer behaviour. Examples of this are the right to prepay residential mortgage loans, and the right to early redeem some term deposit products. For mortgages, econometric models are used to model prepayments and the effects of prepayment behaviour to the Bank. In general, mortgage prepayments are also affected by factors such as mortgage age, house prices, and GDP growth. The combined impacts from these parameters are also assessed to determine a core liquidation speed which is independent of market incentives. A similar analysis is undertaken for other products with embedded optionality.

Structural Interest Rate Risk Measures
The primary measures for this risk are Economic Value of Shareholders’ Equity (EVE) Sensitivity and Net Interest Income Sensitivity (NIIS).
The EVE Sensitivity measures the impact of a specified interest rate shock to the net present value of the Bank’s banking book assets, liabilities, and certain off-balance
sheet items. It reflects a measurement of the potential present value impact on shareholders’ equity without an assumed term profile for the management of the Bank’s own equity and excludes product margins.
The NIIS measures the NII change over a twelve-month horizon for a specified change in interest rates for banking book assets, liabilities, and certain off-balance
sheet items assuming a constant balance sheet over the period.
The Bank’s Market Risk policy sets overall limits on the structural interest rate risk measures. These limits are periodically reviewed and approved by the Risk Committee. In addition to the Board policy limits, book-level risk limits for the Bank’s management of non-trading
interest rate risk are set by Risk Management. Exposures against these limits are routinely monitored and reported, and breaches of the Board limits, if any, are escalated to both the ALCO and the Risk Committee.
The following table shows the potential
before-tax
impact of an immediate and sustained 100 bps increase or decrease in interest rates on the Bank’s EVE and NII. Interest rate floors are applied by currency to the decrease in rates such that they do not exceed expected lower bounds, with the most material currencies set to a floor of
-25 bps.

TABLE 45:  STRUCTURAL INTEREST RATE SENSITIVITY MEASURES

(millions of Canadian dollars)							As at
	October 31, 2023						October 31, 2022
			EVE Sensitivity	NII Sensitivity 1			EVE Sensitivity	NII Sensitivity 1,2
	Canada	U.S.	Total	Canada	U.S.	Total	Total	Total
Before-tax impact of
100 bps increase in rates	$(462)	$(1,749)	$(2,211)	$502	$418	$920	$(1,496)	$1,213

100 bps decrease in rates	368	1,231	1,599	(530)	(569)	(1,099)	1,102	(1,381)
1	Represents the twelve-month NII exposure to an immediate and sustained shock in rates.
2
Results are presented inclusive of the interest rate swaps
de-designated
from hedge accounting relationships to mitigate the impacts of interest rate volatility to closing capital of the First Horizon transaction. Since these swaps were pre-existing
hedges which economically hedge the Bank’s
non-trading
market risk, their inclusion had no impact on the year-over-year results. This strategy was discontinued following the announcement on May 4, 2023 by the Bank and First Horizon that they had entered into a mutual agreement to terminate the previously announced merger agreement.

As at October 31, 2023, an immediate and sustained 100 bps increase in interest rates would have had a negative impact to the Bank’s EVE of $2,211 million, an increase of $715 million from last year, and a positive impact to the Bank’s NII of $920 million, a decrease of $293 million from last year. An immediate and sustained 100 bps decrease in interest rates would have had a positive impact to the Bank’s EVE of $1,599 million, an increase of $497 million from last year, and a negative impact to the Bank’s NII of $1,099 million, a decrease of $282 million from last year. The year-over-year increase in both up and down shock EVE Sensitivity is due to an increase in the interest rate sensitivity of the Bank’s investment portfolio in the U.S. Region, and the increased sensitivity of net assets funded by equity. The year-over-year decrease in both up and down shock NIIS is primarily due to deposit attrition, changes in deposit composition, and Treasury hedging activity. As at October 31, 2023, reported EVE and NII Sensitivities remain within the Bank’s risk appetite and established Board limits.
Managing
Non-trading
Foreign Exchange Risk
Foreign exchange risk refers to losses that could result from changes in foreign-currency exchange rates. Assets and liabilities that are denominated in foreign currencies create foreign exchange risk.
The Bank is exposed to
non-trading
foreign exchange risk primarily from its investments in foreign operations. When the Bank’s foreign currency assets are greater or less than its liabilities in that currency, they create a foreign currency open position. An adverse change in foreign exchange rates can impact the Bank’s reported net income and shareholders’ equity, and also its capital ratios.
In order to minimize the impact of an adverse foreign exchange rate change on certain capital ratios, the Bank’s net investments in foreign operations are hedged so certain capital ratios change by no more than an acceptable amount for a given change in foreign exchange rates. The Bank does not generally hedge the earnings of foreign subsidiaries which results in changes to the Bank’s consolidated earnings when relevant foreign exchange rates change. As at October 31, 2022, the Bank executed foreign exchange hedges to mitigate the impact of foreign exchange volatility to closing capital of the First Horizon acquisition. These hedges were unwound following the announcement on May 4, 2023 by the Bank and First Horizon that they had entered into a mutual agreement to terminate the previously announced merger agreement.
Other
Non-trading
Market Risks
Other structural market risks monitored on a regular basis include:
•	Basis Risk – The Bank is exposed to risks related to the difference in various market indices.
•
Equity Risk
–
The Bank is exposed to
non-trading
equity risk from investment securities designated at FVOCI, equity-linked guaranteed investment certificate product offerings and share-based compensation plans where certain employees are awarded share units equivalent to the Bank’s common shares as compensation for services provided to the Bank. These share units are recorded as a liability over the vesting period and revalued at each reporting period until settled in cash, and changes in the Bank’s share price can impact non-interest
expenses. The Bank uses equity derivative instruments to manage its non-trading
equity price risk.

Managing Investment Portfolios
The Bank manages a securities portfolio that is integrated into the overall asset and liability management process. The securities portfolio is comprised of high-quality, low-risk
securities and managed in a manner appropriate to the attainment of the following goals: (1) to generate a targeted credit of funds to deposit balances that are in excess of loan balances; (2) to provide a sufficient pool of liquid assets to meet deposit and loan fluctuations and overall liquidity management objectives; (3) to provide eligible securities to meet collateral and cash management requirements; and (4) to manage the target interest rate risk profile of the balance sheet. The Risk Committee reviews and approves the Enterprise Investment Policy that sets out limits for the Bank’s investment portfolio. In addition, the Wholesale Banking and Insurance businesses also hold investments that are managed separately.
Insurance Risk
Insurance risk is the risk of financial loss due to actual experience emerging differently from expectations in insurance product pricing and/or design, underwriting, reinsurance protection and, claims or reserving either at the inception of an insurance or reinsurance contract, during the lifecycle of the claim or at the valuation date. Unfavourable experience could emerge due to adverse fluctuations in timing, actual size, frequency of claims (for example, driven by non-life
premium risk,
non-life
reserving risk, catastrophic risk, mortality risk, morbidity risk, and longevity risk), or policyholder behaviour.
Insurance contracts provide financial protection by transferring insured risks to the issuer in exchange for premiums. The Bank is engaged in insurance businesses relating to property and casualty insurance, life and health insurance, and reinsurance, through various subsidiaries; it is through these businesses that the Bank is exposed to insurance risk.
WHO MANAGES INSURANCE RISK
Senior management within the insurance business units has primary responsibility for managing insurance risk with oversight by the CRO for Insurance, who reports into the Bank’s Risk Management Group.
The Bank’s Audit Committee and the Bank’s Corporate Governance Committee respectively act as the Audit and Conduct review committees for the Canadian insurance company subsidiaries. The insurance company subsidiaries also have their own boards of directors who provide additional risk management oversight.
HOW TD MANAGES INSURANCE RISK
The Bank’s risk governance practices are designed to support independent oversight and control of risk within the insurance business. The TD Insurance Risk Committee and its subcommittees provide critical oversight of the risk management activities within the insurance business and monitor compliance with insurance risk policies. The Bank’s Insurance Risk Management Framework and Insurance Risk Policy collectively outline the internal risk and control structure to manage insurance risk and include risk appetite, policies, processes, as well as limits and governance. These documents are maintained by Risk Management and support alignment with the Bank’s risk appetite for insurance risk.
The assessment of policy (premium and claims) liabilities is central to the insurance operation. The Bank establishes reserves to cover estimated future payments (including loss adjustment expenses) on all claims or terminations/surrenders of premium arising from insurance contracts underwritten. The reserves cannot be established with complete certainty, and represent management’s best estimate for future payments. As such, the Bank regularly monitors estimates against actual and emerging experience and adjusts reserves as appropriate if experience emerges differently than anticipated. Claim and premium liabilities are governed by the Bank’s general insurance and life and health reserving policies.
Sound product design is an essential element of managing risk. The Bank’s exposure to insurance risk is mostly short-term in nature as the principal underwriting risk relates to personal automobile and home insurance and small commercial insurance.
Insurance market cycles, as well as changes in insurance legislation, the regulatory environment, judicial environment, trends in court awards, climate patterns, pandemics or other applicable public health emergencies, and the economic environment may impact the performance of the insurance business. Consistent pricing policies and underwriting standards are maintained.
There is also exposure to concentration risk associated with general insurance and life and health coverage. Exposure to insurance risk concentration is managed through established underwriting guidelines, limits, and authorization levels that govern the acceptance of risk. Concentration of insurance risk is also mitigated through the purchase of reinsurance. The insurance business’ reinsurance programs are governed by catastrophe and reinsurance risk management policies.
Strategies are in place to manage the risk to the Bank’s reinsurance business. Underwriting risk on business assumed is managed through a policy that limits exposure to certain types of business and countries. The vast majority of reinsurance treaties are annually renewable, which minimizes long-term risk. Pandemic exposure is reviewed and estimated annually within the reinsurance business to manage concentration risk.
Liquidity Risk
The risk of having insufficient cash or collateral to meet financial obligations and an inability to, in a timely manner, raise funding or monetize assets at a non-distressed
price. Financial obligations can arise from deposit withdrawals, debt maturities, commitments to provide credit or liquidity support or the need to pledge additional collateral.
TD’S LIQUIDITY RISK APPETITE
The Bank applies an established set of practices and protocols for managing its potential exposure to liquidity risk. The Bank targets a
90-day
survival horizon under a combined bank-specific and market-wide stress scenario, and a minimum buffer over regulatory requirements prescribed by the OSFI LAR guidelines. Under the LAR guidelines, Canadian banks are required to maintain a Liquidity Coverage Ratio (LCR) at the minimum of 100% other than during periods of financial stress and to maintain a Net Stable Funding Ratio (NSFR) at the minimum of 100%. The Bank’s funding program emphasizes maximizing deposits as a core source of funding, and having ready access to wholesale funding markets across diversified terms, funding types, and currencies that is designed to ensure low exposure to a sudden contraction of wholesale funding capacity and to minimize structural liquidity gaps. The Bank also maintains a contingency funding plan to enhance preparedness for recovery from potential liquidity stress events. The Bank’s strategies and actions comprise an integrated liquidity risk management program that is designed to ensure low exposure to liquidity risk and compliance with regulatory requirements.
LIQUIDITY RISK MANAGEMENT RESPONSIBILITY
The Bank’s ALCO oversees the Bank’s liquidity risk management program. It ensures there are effective management structures and practices in place to properly measure and manage liquidity risk. The GLF Committee, a subcommittee of the ALCO comprised of senior management from Treasury, Risk Management and Wholesale Banking, identifies and monitors the Bank’s liquidity risks. The management of liquidity risk is the responsibility of the SET member responsible for Treasury, while oversight and challenge is provided by the ALCO and independently by Risk Management. The Risk Committee regularly reviews the Bank’s liquidity position and approves the Bank’s Liquidity Risk Management Framework bi-annually
and the related policies annually.
The Bank has established TDGUS as TD’s U.S. IHC, as well as a CUSO reporting unit that consists of the IHC and TD’s U.S. branch and agency network. Both TDGUS and CUSO are managed to the U.S. Enhanced Prudential Standards liquidity requirements in addition to the Bank’s liquidity management framework.

The following areas are responsible for measuring, monitoring, and managing liquidity risks for major business segments:
•
Enterprise Liquidity Risk in Risk Management is responsible for maintaining liquidity risk management and asset pledging policies, along with associated limits, standards, and processes which are established to ensure that consistent and efficient liquidity management approaches are applied across all of the Bank’s operations. Risk Management jointly owns the Liquidity Risk Management Framework along with the SET member responsible for Treasury. Enterprise Liquidity Risk provides oversight of liquidity risk across the enterprise and provides independent risk assessment and effective challenge of liquidity risk management. Capital Markets Risk Management is responsible for independent liquidity risk metric reporting;

•
Treasury Liquidity Management manages the liquidity position of the Canadian Personal and Commercial Banking, Wealth Management and Insurance, Corporate, Wholesale Banking, and U.S. Retail segments, as well as the liquidity position of CUSO; and

•
Other regional operations, including those within TD’s insurance business, foreign branches, and/or subsidiaries are responsible for managing their liquidity risk in compliance with their own policies, and local regulatory requirements, while maintaining alignment with the enterprise framework.

HOW TD MANAGES LIQUIDITY RISK
The Bank manages the liquidity profile of its businesses to be within the defined liquidity risk appetite, and maintains target requirements for liquidity survivability using a combination of internal and regulatory measures. The Bank’s overall liquidity requirement is defined as the amount of liquid assets the Bank needs to hold to be able to cover expected future cash flow requirements, plus a prudent reserve against potential cash outflows in the event of a capital markets disruption or other events that could affect the Bank’s access to funding or destabilize its deposit base.
The Bank maintains an internal view for measuring and managing liquidity that uses an assumed Severe Combined Stress Scenario (SCSS). The SCSS considers potential liquidity requirements during a crisis resulting from a loss of confidence in the Bank’s ability to meet obligations as they come due. In addition to this bank-specific event, the SCSS also incorporates the impact of a stressed market-wide liquidity event that results in a significant reduction in the availability of funding for all institutions and a decrease in the marketability of assets. The Bank’s liquidity risk management policies stipulate that the Bank must maintain a sufficient level of liquid assets to support business growth, and to cover identified stressed liquidity requirements under the SCSS, for a period of up to 90 days. The Bank calculates stressed liquidity requirements for the SCSS related to the following conditions:
•	wholesale funding maturing in the next 90 days (assumes maturing debt will be repaid instead of rolled over);
•	accelerated attrition or “run-off” of deposit balances;
•	increased utilization of available credit and liquidity facilities; and
•	increased collateral requirements associated with downgrades in the Bank’s credit ratings and adverse movement in reference rates for derivative and securities financing transactions.
The Bank also manages its liquidity to comply with the regulatory liquidity requirements in the OSFI LAR (the LCR, the NSFR, and the Net Cumulative Cash Flow (NCCF) monitoring tool). The LCR requires that banks maintain a minimum liquidity coverage of 100% over a
30-day
stress period, the NSFR requires that banks maintain available stable funding (ASF) in excess of required stable funding (RSF) for periods up to one year (a minimum NSFR of 100%), and the NCCF monitors the Bank’s detailed cash flow gaps for various time bands. As a result, the Bank’s liquidity is managed to the higher of its internal liquidity requirements and target buffers over the regulatory minimums.
The Bank considers potential regulatory restrictions on liquidity transferability in the calculation of enterprise liquidity positions. Accordingly, surplus liquidity domiciled in regulated subsidiaries may be excluded from consolidated liquidity positions as appropriate.
The Bank’s Funds Transfer Pricing process considers liquidity risk as a key determinant of the cost or credit of funds to the retail and wholesale banking businesses. Liquidity costs are reflective of the funding needs and reserve requirements driven by the liquidity risk profile of the Bank’s assets and liabilities. Liquidity costs are also applied to other contingent obligations like undrawn lines of credit provided to customers.
LIQUID ASSETS
The unencumbered liquid assets the Bank holds to meet its liquidity requirements must be high-quality securities that the Bank believes can be monetized quickly in stress conditions with minimum loss in market value. The liquidity value of unencumbered liquid assets considers estimated market or trading depths, settlement timing, and/or other identified impediments to potential sale or pledging.

Assets held by the Bank to meet liquidity requirements are summarized in the following tables. The tables do not include assets held within the Bank’s insurance businesses as these are used to support insurance-specific liabilities and capital requirements.

TABLE 46: SUMMARY OF LIQUID ASSETS BY TYPE AND CURRENCY
1,2

(millions of Canadian dollars, except as noted)						As at
	Bank-owned liquid assets	Securities received as collateral from securities financing and derivative transactions	Total liquid assets	% of total	Encumbered liquid assets	Unencumbered liquid assets
		October 31, 2023
Cash and central bank reserves	$28,548	$–	$28,548	3%	$506	$28,042
Canadian government obligations	15,214	94,000	109,214	13	67,457	41,757
National Housing Act Mortgage-Backed Securities (NHA MBS)	38,760	–	38,760	4	1,043	37,717
Obligations of provincial governments, public sector entities and multilateral development banks 3	40,697	22,703	63,400	8	31,078	32,322
Corporate issuer obligations	19,507	4,815	24,322	3	4,512	19,810

Equities	10,555	2,288	12,843	1	8,890	3,953
Total Canadian dollar-denominated	153,281	123,806	277,087	32	113,486	163,601
Cash and central bank reserves	66,094	–	66,094	8	180	65,914
U.S. government obligations	72,808	64,449	137,257	16	63,688	73,569
U.S. federal agency obligations, including U.S. federal agency mortgage-backed obligations	80,047	15,838	95,885	11	29,487	66,398
Obligations of other sovereigns, public sector entities and multilateral development banks 3	65,996	54,321	120,317	13	56,652	63,665
Corporate issuer obligations	84,853	9,656	94,509	11	15,228	79,281

Equities	38,501	38,388	76,889	9	47,653	29,236

Total non-Canadian dollar-denominated	408,299	182,652	590,951	68	212,888	378,063
Total	$561,580	$306,458	$868,038	100%	$326,374	$541,664

		October 31, 2022
Cash and central bank reserves	$48,965	$–	$48,965	6%	$628	$48,337
Canadian government obligations	17,133	88,511	105,644	12	68,175	37,469
NHA MBS	28,650	157	28,807	3	1,161	27,646
Obligations of provincial governments, public sector entities and multilateral development banks 3	38,099	23,907	62,006	7	33,364	28,642
Corporate issuer obligations	11,657	4,935	16,592	2	3,659	12,933

Equities	12,746	4,602	17,348	2	13,497	3,851
Total Canadian dollar-denominated	157,250	122,112	279,362	32	120,484	158,878
Cash and central bank reserves	84,777	–	84,777	10	–	84,777
U.S. government obligations	86,611	54,614	141,225	16	47,518	93,707
U.S. federal agency obligations, including U.S. federal agency mortgage-backed obligations	92,793	7,924	100,717	11	21,660	79,057
Obligations of other sovereigns, public sector entities and multilateral development banks 3	66,278	53,515	119,793	14	48,079	71,714
Corporate issuer obligations	96,971	4,620	101,591	11	11,378	90,213

Equities	25,665	32,006	57,671	6	42,347	15,324

Total non-Canadian dollar-denominated	453,095	152,679	605,774	68	170,982	434,792
Total	$610,345	$274,791	$885,136	100%	$291,466	$593,670

1	Liquid assets include collateral received that can be re-hypothecated or otherwise redeployed.
2	Positions stated include gross asset values pertaining to securities financing transactions.
3	Includes debt obligations issued or guaranteed by these entities.
Total unencumbered liquid assets decreased by $52 billion from October 31, 2022 largely as a result of lower deposit balances in the U.S.
Retail segment. Unencumbered liquid assets held in The Toronto-Dominion Bank and multiple domestic and foreign subsidiaries (excluding insurance subsidiaries) and branches are summarized in the following table.

TABLE 47: SUMMARY OF UNENCUMBERED LIQUID ASSETS BY BANK, SUBSIDIARIES, AND BRANCHES

(millions of Canadian dollars)		As at
	October 31 2023	October 31 2022
The Toronto-Dominion Bank (Parent)	$205,408	$207,177
Bank subsidiaries	291,915	330,063

Foreign branches	44,341	56,430
Total	$541,664	$593,670
FUNDING
The Bank has access to a variety of unsecured and secured funding sources. The Bank’s funding activities are conducted in accordance with liquidity risk management policies that require assets be funded to the appropriate term and to a prudent diversification profile.
The Bank’s primary approach to managing funding activities is to maximize the use of deposits raised through personal and commercial banking channels. The following table illustrates the Bank’s base of personal and commercial, wealth, and Schwab sweep deposits (collectively, “P&C deposits”) that make up approximately 70% (2022 – 70%) of the Bank’s total funding.

TABLE 55:  SUMMARY OF DEPOSIT FUNDING

(millions of Canadian dollars)	As at
	October 31, 2023	October 31, 2022
P&C deposits – Canadian	$529,078	$525,294

P&C deposits – U.S. 1	446,355	493,223
Total	$975,433	$1,018,517

1	P&C deposits in U.S. are presented on a Canadian equivalent basis and therefore period-over-period movements reflect both underlying growth and changes in the foreign exchange rate.
WHOLESALE FUNDING
The Bank maintains various registered external wholesale term (greater than 1 year) funding programs to provide access to diversified funding sources, including asset securitization, covered bonds, and unsecured wholesale debt. The Bank raises term funding through Senior Notes, NHA MBS, and notes backed by credit card receivables (Evergreen Credit Card Trust) and HELOC (Genesis Trust II). The Bank’s wholesale funding is diversified by geography, by currency, and by funding types. The Bank raises short-term (1 year and less) funding using certificates of deposit, commercial paper, and BA.
The Bank maintains depositor concentration limits in respect of short-term wholesale deposits so that it is not overly reliant on individual depositors for funding. The Bank further limits short-term wholesale funding maturity concentration in an effort to mitigate refinancing risk during a stress event.
MATURITY ANALYSIS OF ASSETS, LIABILITIES, AND
OFF-BALANCE
SHEET COMMITMENTS
The following table summarizes
on-balance
sheet and
off-balance
sheet categories by remaining contractual maturity.
Off-balance
sheet commitments include contractual obligations to make future payments on certain lease-related commitments, certain purchase obligations, and other liabilities. The values of credit instruments reported in the following table represent the maximum amount of additional credit that the Bank could be obligated to extend should such instruments be fully drawn or utilized. Since a significant portion of guarantees and commitments are expected to expire without being drawn upon, the total of the contractual amounts is not representative of expected future liquidity requirements. These contractual obligations have an impact on the Bank’s short-term and long-term liquidity and capital resource needs.
The maturity analysis presented does not depict the degree of the Bank’s maturity transformation or the Bank’s exposure to interest rate and liquidity risk. The Bank’s objective is to fund its assets appropriately to protect against borrowing cost volatility and potential reductions to funding market availability. The Bank utilizes stable non-maturity
deposits (chequing and savings accounts) and term deposits as the primary source of long-term funding for the Bank’s non-trading
assets including personal and business term loans and the stable balance of revolving lines of credit. Additionally, the Bank issues long-term funding in respect of such non-trading
assets and raises short term funding primarily to finance trading assets. The liquidity of trading assets under stressed market conditions is considered when determining the appropriate term of the funding.

TABLE 58:  REMAINING CONTRACTUAL MATURITY

(millions of Canadian dollars)	As at

	October 31, 2023
	Less than 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 months to 1 year	Over 1 to 2 years	Over 2 to 5 years	Over 5 years	No specific maturity	Total

Assets
Cash and due from banks	$6,721	$–	$–	$–	$–	$–	$–	$–	$–	$6,721
Interest-bearing deposits with banks	51,021	559	–	–	–	–	–	–	46,768	98,348
Trading loans, securities, and other 1	4,328	6,329	5,170	3,008	4,569	13,226	27,298	25,677	62,485	152,090
Non-trading financial assets at fair value through profit or loss	–	–	354	1,538	199	1,664	828	1,351	1,406	7,340
Derivatives	10,145	10,437	5,246	4,244	3,255	11,724	25,910	16,421	–	87,382
Financial assets designated at fair value through profit or loss	374	496	375	695	324	838	1,470	1,246	–	5,818
Financial assets at fair value through other comprehensive income	745	2,190	1,200	5,085	2,223	9,117	15,946	29,845	3,514	69,865
Debt securities at amortized cost, net of allowance for credit losses	1,221	4,020	4,073	16,218	3,480	22,339	116,165	140,502	(2)	308,016
Securities purchased under reverse repurchase agreements 2	96,372	23,939	25,127	5,082	4,148	3,539	1,083	43,281	1,762	204,333
Loans
Residential mortgages	1,603	2,616	5,860	10,575	14,181	57,254	168,475	59,733	44	320,341
Consumer instalment and other personal	894	1,580	2,334	3,830	5,974	27,166	85,487	34,183	56,106	217,554
Credit card	–	–	–	–	–	–	–	–	38,660	38,660

Business and government	37,656	10,058	13,850	14,886	16,964	42,460	96,952	67,190	26,512	326,528

Total loans	40,153	14,254	22,044	29,291	37,119	126,880	350,914	161,106	121,322	903,083

Allowance for loan losses	–	–	–	–	–	–	–	–	(7,136)	(7,136)

Loans, net of allowance for loan losses	40,153	14,254	22,044	29,291	37,119	126,880	350,914	161,106	114,186	895,947
Customers’ liability under acceptances	14,804	2,760	5	–	–	–	–	–	–	17,569
Investment in Schwab	–	–	–	–	–	–	–	–	8,907	8,907
Goodwill 3	–	–	–	–	–	–	–	–	18,602	18,602
Other intangibles 3	–	–	–	–	–	–	–	–	2,771	2,771
Land, buildings, equipment, other depreciable assets, and right-of-use assets 3	–	8	6	8	14	79	573	3,153	5,593	9,434
Deferred tax assets	–	–	–	–	–	–	–	–	3,960	3,960
Amounts receivable from brokers, dealers, and clients	30,181	–	–	–	–	–	–	–	235	30,416

Other assets	5,282	1,877	5,627	215	202	155	157	64	15,926	29,505
Total assets	$261,347	$66,869	$69,227	$65,384	$55,533	$189,561	$540,344	$422,646	$286,113	$1,957,024

Liabilities
Trading deposits	$1,272	$1,684	$5,278	$4,029	$4,153	$6,510	$6,712	$1,342	$–	$30,980
Derivatives	9,068	9,236	4,560	3,875	2,559	8,345	16,589	17,408	–	71,640
Securitization liabilities at fair value	2	498	345	1,215	391	1,651	6,945	3,375	–	14,422
Financial liabilities designated at fair value through profit or loss	48,197	30,477	37,961	42,792	32,473	112	–	–	118	192,130
Deposits 4,5
Personal	6,044	19,095	22,387	14,164	19,525	17,268	20,328	51	507,734	626,596
Banks	19,608	68	29	–	–	–	4	1	11,515	31,225

Business and government	25,663	16,407	24,487	11,819	9,658	33,723	74,300	19,652	324,660	540,369

Total deposits	51,315	35,570	46,903	25,983	29,183	50,991	94,632	19,704	843,909	1,198,190
Acceptances	14,804	2,760	5	–	–	–	–	–	–	17,569
Obligations related to securities sold short 1	135	1,566	1,336	1,603	1,309	5,471	19,991	11,971	1,279	44,661
Obligations related to securities sold under repurchase agreements 2	95,102	10,225	7,255	1,185	1,335	6,083	746	43,089	1,834	166,854
Securitization liabilities at amortized cost	–	526	355	1,073	703	2,180	4,956	2,917	–	12,710
Amounts payable to brokers, dealers, and clients	30,248	–	–	–	–	–	–	–	624	30,872
Insurance-related liabilities	328	408	437	344	329	928	1,369	613	2,849	7,605
Other liabilities	11,943	9,845	7,995	1,294	1,198	918	1,980	4,226	8,265	47,664

Subordinated notes and debentures	–	–	–	–	–	196	–	9,424	–	9,620

Equity	–	–	–	–	–	–	–	–	112,107	112,107
Total liabilities and equity	$262,414	$102,795	$112,430	$83,393	$73,633	$83,385	$153,920	$114,069	$970,985	$1,957,024
Off-balance sheet commitments
Credit and liquidity commitments 6,7	$22,242	$24,178	$26,399	$21,450	$22,088	$47,826	$166,891	$5,265	$1,487	$337,826
Other commitments 8	109	279	214	197	204	889	1,364	424	73	3,753

Unconsolidated structured entity commitments	–	836	3	239	95	729	–	–	–	1,902
Total off-balance sheet commitments	$22,351	$25,293	$26,616	$21,886	$22,387	$49,444	$168,255	$5,689	$1,560	$343,481

1	Amount has been recorded according to the remaining contractual maturity of the underlying security.
2	Certain contracts considered short-term are presented in ‘less than 1 month’ category.
3	Certain non-financial assets have been recorded as having ‘no specific maturity’.
4	As the timing of demand deposits and notice deposits is non-specific and callable by the depositor, obligations have been included as having ‘no specific maturity’.
5
Includes $
57
 billion of covered bonds with remaining contractual maturities of $
6
 billion in ‘over 3 months to 6 months’, $
3
 billion in ‘over 6 months to 9 months’, $1 billion in ‘over 9 months to 1 year’, $
12

billion in ‘over 1 to 2 years’, $
31
 billion in ‘over 2 to 5 years’, and $4 billion in ‘over 5 years’.

6	Includes $ 573 million in commitments to extend credit to private equity investments.
7	Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.
8	Includes various purchase commitments as well as commitments for leases not yet commenced, and lease-related payments.

TABLE 58:  REMAINING CONTRACTUAL MATURITY
(continued)

(millions of Canadian dollars)	As at

	October 31, 2022
	Less than 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 months to 1 year	Over 1 to 2 years	Over 2 to 5 years	Over 5 years	No specific maturity	Total

Assets
Cash and due from banks	$8,556	$–	$–	$–	$–	$–	$–	$–	$–	$8,556
Interest-bearing deposits with banks	135,855	197	143	–	–	–	–	–	1,099	137,294
Trading loans, securities, and other 1	4,601	4,876	5,310	4,477	4,055	12,910	23,057	23,051	61,389	143,726
Non-trading financial assets at fair value through profit or loss	111	–	222	685	–	4,071	2,475	2,133	1,249	10,946
Derivatives	14,436	16,306	7,870	5,155	4,575	10,622	26,319	18,590	–	103,873
Financial assets designated at fair value through profit or loss	229	777	235	391	243	610	1,345	1,209	–	5,039
Financial assets at fair value through other comprehensive income	2,117	2,401	1,531	3,367	1,712	6,415	20,091	28,721	3,320	69,675
Debt securities at amortized cost, net of allowance for credit losses	2,333	3,607	7,082	14,706	4,678	29,069	106,919	174,381	(1)	342,774
Securities purchased under reverse repurchase agreements 2	113,845	15,050	17,977	9,745	3,240	310	–	–	–	160,167
Loans
Residential mortgages	672	2,327	5,585	9,122	9,115	34,909	181,763	50,431	–	293,924
Consumer instalment and other personal	543	1,027	2,480	4,002	3,430	19,635	88,071	30,056	56,908	206,152
Credit card	–	–	–	–	–	–	–	–	36,010	36,010

Business and government	33,836	7,398	10,693	10,854	14,245	33,366	89,367	68,078	33,552	301,389

Total loans	35,051	10,752	18,758	23,978	26,790	87,910	359,201	148,565	126,470	837,475

Allowance for loan losses	–	–	–	–	–	–	–	–	(6,432)	(6,432)

Loans, net of allowance for loan losses	35,051	10,752	18,758	23,978	26,790	87,910	359,201	148,565	120,038	831,043
Customers’ liability under acceptances	16,002	3,712	16	3	–	–	–	–	–	19,733
Investment in Schwab	–	–	–	–	–	–	–	–	8,088	8,088
Goodwill 3	–	–	–	–	–	–	–	–	17,656	17,656
Other intangibles 3	–	–	–	–	–	–	–	–	2,303	2,303
Land, buildings, equipment, other depreciable assets, and right-of-use assets 3	–	–	2	2	2	36	525	3,462	5,371	9,400
Deferred tax assets	–	–	–	–	–	–	–	–	2,193	2,193
Amounts receivable from brokers, dealers, and clients	19,719	41	–	–	–	–	–	–	–	19,760

Other assets	4,726	1,262	6,537	232	274	74	57	72	12,068	25,302
Total assets	$357,581	$58,981	$65,683	$62,741	$45,569	$152,027	$539,989	$400,184	$234,773	$1,917,528

Liabilities
Trading deposits	$4,038	$2,227	$4,390	$1,740	$1,758	$4,181	$4,136	$1,335	$–	$23,805
Derivatives	12,560	16,189	8,764	5,230	3,531	9,413	18,116	17,330	–	91,133
Securitization liabilities at fair value	36	1,245	216	447	899	2,357	4,675	2,737	–	12,612
Financial liabilities designated at fair value through profit or loss	18,718	21,893	52,501	45,442	23,331	805	96	–	–	162,786
Deposits 4,5
Personal	4,551	6,872	10,173	10,394	11,801	12,801	13,038	31	591,177	660,838
Banks	22,153	453	51	–	13	–	3	3	15,587	38,263

Business and government	34,236	17,779	10,095	17,173	8,234	26,060	63,392	13,167	340,733	530,869

Total deposits	60,940	25,104	20,319	27,567	20,048	38,861	76,433	13,201	947,497	1,229,970
Acceptances	16,002	3,712	16	3	–	–	–	–	–	19,733
Obligations related to securities sold short 1	1,418	2,125	1,611	1,257	1,312	6,691	15,015	13,146	2,930	45,505
Obligations related to securities sold under repurchase agreements 2	118,278	6,553	2,382	545	188	78	–	–	–	128,024
Securitization liabilities at amortized cost	–	595	390	609	1,812	2,724	5,730	3,212	–	15,072
Amounts payable to brokers, dealers, and clients	25,155	40	–	–	–	–	–	–	–	25,195
Insurance-related liabilities	146	296	439	439	481	947	1,482	645	2,593	7,468
Other liabilities	14,587	2,417	2,006	1,050	761	1,725	1,136	4,660	5,210	33,552

Subordinated notes and debentures	–	–	–	–	–	–	200	11,090	–	11,290

Equity	–	–	–	–	–	–	–	–	111,383	111,383
Total liabilities and equity	$271,878	$82,396	$93,034	$84,329	$54,121	$67,782	$127,019	$67,356	$1,069,613	$1,917,528
Off-balance sheet commitments
Credit and liquidity commitments 6,7	$19,249	$22,494	$22,536	$19,326	$18,060	$41,357	$140,699	$4,882	$1,461	$290,064
Other commitments 8	87	208	177	234	205	549	1,316	365	7	3,148

Unconsolidated structured entity commitments	–	126	18	204	–	1,233	510	–	–	2,091
Total off-balance sheet commitments	$19,336	$22,828	$22,731	$19,764	$18,265	$43,139	$142,525	$5,247	$1,468	$295,303

1	Amount has been recorded according to the remaining contractual maturity of the underlying security.
2	Certain contracts considered short-term are presented in ‘less than 1 month’ category.
3	Certain non-financial assets have been recorded as having ‘no specific maturity’.
4	As the timing of demand deposits and notice deposits is non-specific and callable by the depositor, obligations have been included as having ‘no specific maturity’.
5
Includes $
34
 billion of covered bonds with remaining contractual maturities of $
2
 billion in ‘over 1 month to 3 months’, $
5
 billion in ‘over 3 months to 6 months’, $
1
 billion in ‘over 6 months to 9 months’, $
5
 billion in ‘over 1 to 2 years’, $
21
 billion in ‘over 2 to 5 years’.

6	Includes $ 502 million in commitments to extend credit to private equity investments.
7	Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.
8	Includes various purchase commitments as well as commitments for leases not yet commenced, and lease-related payments.